UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                          MUTUALFIRST FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                                 March 29, 2002



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of MUTUALFIRST Financial, Inc., we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 3:00 p.m., local time, on Wednesday, May 1, 2002 at the Company's main office, located at 110 E. Charles Street, Muncie, Indiana.

         An important aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (i) the election of four directors of the Company and (ii) the ratification of the appointment of BKD, LLP as the Company's independent auditors. In addition, the meeting will include management's report to you on our 2001 financial and operating performance.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Your Board of Directors and management are committed to the success of the Company and the enhancement of the value of your investment. As President, I want to express my appreciation for your confidence and support.

                                        Very truly yours,




                                        R. Donn Roberts
                                        PRESIDENT AND CHIEF
                                         EXECUTIVE OFFICER

                           MUTUALFIRST FINANCIAL, INC.
                              110 E. Charles Street
                           Muncie, Indiana 47305-2400
                                 (765) 747-2800


                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 2002

                    ----------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MUTUALFIRST Financial, Inc. will be held as follows:


TIME.....................  3:00 p.m. local time

DATE.....................  Wednesday, May 1, 2002

PLACE....................  110 E. Charles Street, Muncie, Indiana

ITEMS OF BUSINESS........  (1)      To elect four directors, each for a term of
                                    three years.

                           (2) To ratify the appointment of BKD, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                           (3) To transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE..............  Holders of record of the Company's common stock at the close of business on March 7, 2002 will be entitled to vote at the meeting or any adjournment of the meeting.

ANNUAL REPORT............  The Company's Annual Report to Stockholders is
                           enclosed.

PROXY VOTING.............  It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE ACT TODAY.



                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        R. DONN ROBERTS
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER


Muncie, Indiana
March 29, 2002

                           MUTUALFIRST FINANCIAL, INC.
                              110 E. Charles Street
                           Muncie, Indiana 47305-2400
                                 (765) 747-2800

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 1, 2002

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INTRODUCTION...................................................................1

INFORMATION ABOUT THE ANNUAL MEETING...........................................1
      What is the purpose of the annual meeting?...............................1
      Who is entitled to vote?.................................................2
      What if my shares are held in "street name" by a broker?.................2
      What if my shares are held in the Company's employee stock ownership plan?....................................................................2
      How many shares must be present to hold the meeting?.....................2
      What if a quorum is not present at the meeting?..........................2
      How do I vote?...........................................................2
      Can I change my vote after I submit my proxy?............................3
      How does the Board of Directors recommend I vote on the proposals?.......3
      What if I do not specify how my shares are to be voted?..................3
      Will any other business be conducted at the meeting?.....................3
      How many votes are required to elect the director nominees?..............3
      What happens if a nominee is unable to stand for election?...............3
      How many votes are required to ratify the appointment of the Company's independent auditors?....................................................3
      How will abstentions be treated?.........................................4
      How will broker non-votes be treated?....................................4

STOCK OWNERSHIP................................................................4
      Stock Ownership of Significant Stockholders, Directors and Executive
      Officers.................................................................4
      Section 16(a) Beneficial Ownership Reporting Compliance..................6

PROPOSAL 1 - ELECTION OF DIRECTORS.............................................6
      General..................................................................6
      Nominees.................................................................6
      Board of Directors' Meetings and Committees..............................8
      Directors' Compensation..................................................9
      Certain Business Relationships...........................................9
      Summary Compensation Table..............................................10
      Option Exercise Table...................................................12
      Supplemental Executive Retirement Program...............................13
      Executive Deferral Program..............................................13
      Employment Agreements...................................................13
      Compensation Committee Report on Executive Compensation.................14
      Loans and Other Transactions with Officers and Directors................16
      Report of the Audit and Compliance Committee............................16
      Stockholder Return Performance Presentation.............................17

PROPOSAL 2 -- AUDITORS........................................................18
      Appointment of Independent Auditors.....................................18

OTHER MATTERS.................................................................18

ADDITIONAL INFORMATION........................................................18
      Proxy Solicitation Costs................................................18
      Stockholder Proposals for 2002 Annual Meeting...........................19

                           MUTUALFIRST FINANCIAL, INC.
                              110 E. Charles Street
                           Muncie, Indiana 47305-2400
                                 (765) 747-2800

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------


                                  INTRODUCTION

         The Board of Directors of MUTUALFIRST Financial, Inc. is using this proxy statement to solicit proxies from the holders of the Company's common stock for use at the upcoming Annual Meeting of Stockholders. The meeting will be held on Wednesday, May 1, 2002 at 3:00 p.m., local time, at the Company's main office, located at 110 E. Charles Street, Muncie, Indiana. At the meeting, stockholders will be asked to vote on two proposals: (1) the election of four directors of the Company, each to serve for a term of three years; and (2) the ratification of the appointment of BKD, LLP (previously Olive LLP) as the Company's independent auditors for the fiscal year ending December 31, 2002. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented. Some of the information in this proxy statement relates to Mutual Federal Savings Bank, a wholly owned subsidiary of the Company. Mutual Federal Savings Bank may be referred to from time to time in this proxy statement as the "Bank."

         By submitting your proxy, you authorize the Company's Board of Directors to represent you and vote your shares at the meeting in accordance with your instructions. The Board also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001, which includes the Company's audited financial statements, is enclosed. Although the Annual Report is being mailed to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

         This proxy statement and the accompanying materials are being mailed to stockholders on or about March 29, 2002.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


INFORMATION ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, stockholders will be asked to vote on the following proposals:

         Proposal 1.       Election of four directors of the Company, each for a
                           term of three years; and

         Proposal 2.       Ratification of the appointment of BKD, LLP as the
                           Company's independent auditors for the fiscal year ending December 31, 2002.

The stockholders also will act on any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to your questions.

WHO IS ENTITLED TO VOTE?

         The record date for the meeting is March 7, 2002. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The only class of stock entitled to be voted at the meeting is the Company's common stock. Each outstanding share of common stock is entitled to one vote on each matter presented at the meeting. At the close of business on the record date, there were 6,327,293 shares of common stock outstanding.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

         If your shares are held in "street name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, your shares will be treated as "broker non-votes." Whether an item is discretionary is determined by the exchange rules governing your broker. Each of the proposals described in this proxy statement is considered a discretionary item under the Nasdaq Stock Market rules.

WHAT IF MY SHARES ARE HELD IN THE COMPANY'S EMPLOYEE STOCK OWNERSHIP PLAN?

         If you are a participant in the Company's Employee Stock Ownership Plan, the plan trustee is required to vote the shares allocated to your account under the plan in accordance with your instructions. If you do not instruct the trustee how to vote your allocated shares, the trustee may vote your allocated shares in its sole discretion. The trustee must vote the unallocated shares in the same proportion as it is instructed to vote the allocated shares. For example, if on a particular proposal the trustee was instructed to vote 60% of the allocated shares "FOR," 35% of the allocated shares "AGAINST" and 5% of the allocated shares "ABSTAIN," the trustee would vote 60% of the unallocated shares "FOR," 35% of the unallocated shares "AGAINST" and 5% of the unallocated shares "ABSTAIN."

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

         A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

         If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the meeting.

HOW DO I VOTE?

         1. YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

         2. YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. Note, however, that if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy from the holder of your shares indicating that you were the beneficial owner of those shares on March 7, 2002, the record date for voting at the meeting. You are encouraged to vote by proxy prior to the meeting even if you plan to attend the meeting.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

         Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

         *  signing another proxy with a later date;
         * giving written notice of the revocation of your proxy to the Company's Secretary prior to the annual meeting; or
         * voting in person at the annual meeting. Your proxy will not be automatically revoked by your mere attendance at the meeting; you must actually vote at the meeting to revoke a prior proxy.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

         Your Board of Directors recommends that you vote:

         * FOR the election of the four director nominees to the Board of Directors; and
         * FOR the ratification of the appointment of BKD, LLP as the Company's independent auditors.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

         If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

         * FOR the election of the four director nominees to the Board of Directors; and
         * FOR the ratification of the appointment of BKD, LLP as the Company's independent auditors.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

         The Board of Directors knows of no other business that will be presented at the meeting. If, however, any other proposal properly comes before the stockholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

HOW MANY VOTES ARE REQUIRED TO ELECT THE DIRECTOR NOMINEES?

         The affirmative vote of a plurality of the votes cast at the meeting is required to elect the nominees as directors. This means that the four director nominees will be elected if they receive more affirmative votes than any other persons nominated for election. No persons have been nominated for election other than the four nominees named in this proxy statement. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

         If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

HOW MANY VOTES ARE REQUIRED TO RATIFY THE APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS?

         The ratification of the appointment of BKD, LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast in person or by proxy, at the meeting.

HOW WILL ABSTENTIONS BE TREATED?

         If you abstain from voting, your shares will still be included for purposes of determining whether a quorum is present. Because directors will be elected by a plurality of the votes cast, abstaining is not offered as a voting option for Proposal 1. If you abstain from voting on Proposal 2, the ratification of the appointment of BKD, LLP as the Company's independent auditors, your shares will not be included in the number of shares voting on the proposal and, consequently, your abstention will have no effect on the proposal.

HOW WILL BROKER NON-VOTES BE TREATED?

         Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast. Consequently, broker non-votes will have no effect on Proposal 1 or Proposal 2. If, as expected, Proposals 1 and 2 are considered "discretionary items," there will be no broker non-votes on these proposals.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF SIGNIFICANT STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows, as of March 7, 2002, the beneficial ownership of the Company's common stock by:

         * any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Company common stock;

         *  each director and director nominee of the Company;

         * each officer of the Company and the Bank named in the "Summary Compensation Table" appearing below; and

         * all of the executive officers and directors of the Company and the Bank as a group.

         The address of each of the beneficial owners, except where otherwise indicated, is the same address as the Company's. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of the Company. As of March 7, 2002, there were 6,327,293 shares of Company common stock issued and outstanding.

         Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after March 7, 2002 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

                                                                                  Percent of
                                                                Beneficial       Common Stock
                 Name of Beneficial Owner                       Ownership        Outstanding
----------------------------------------------------------    --------------   ----------------
SIGNIFICANT STOCKHOLDERS

Mutual Federal Savings Bank                                       464,677(1)          7.3%
Employee Stock Ownership Plan
110 E. Charles Street
Muncie, Indiana 47305-2400

Wellington Management Company, LLP                                441,000(2)          7.0
75 State Street
Boston, Massachusetts 02109

DIRECTORS AND EXECUTIVE OFFICERS(3)

Wilbur R. Davis, DIRECTOR AND CHAIRMAN OF THE BOARD                57,500(4)            *
Julie A. Skinner, DIRECTOR AND VICE CHAIRMAN OF THE BOARD          57,500(4)            *
R. Donn Roberts, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE          158,063(4)          2.5
   OFFICER
Steven L. Banks, Director, SENIOR VICE PRESIDENT AND CHIEF         45,372               *
   OPERATING OFFICER FOR GRANT COUNTY
Linn A. Crull, DIRECTOR                                            55,500               *
Edward J. Dobrow, DIRECTOR                                         57,500               *
William V. Hughes, DIRECTOR                                        35,500(5)            *
James D. Rosema, DIRECTOR                                          55,500               *
John M. Dalton, DIRECTOR                                           66,080(6)          1.0
Jon R. Marler, DIRECTOR                                            23,637               *
Jerry D. McVicker, DIRECTOR                                        52,168(7)            *
Steven R. Campbell, SENIOR VICE PRESIDENT OF THE CORPORATE         33,821               *
   PRODUCTS AND SERVICES DIVISION
Timothy J. McArdle, SENIOR VICE PRESIDENT, TREASURER               71,747(4)          1.1
Stephen C. Selby, SENIOR VICE PRESIDENT OF THE                     33,659               *
   OPERATIONS DIVISION
All executive officers and directors as a group (16 persons)      846,831(8)         12.9%

------------------

(1) Represents shares held by the Mutual Federal Savings Bank Employee Stock Ownership Plan ("ESOP"), 51,482 of which have been allocated to accounts of the ESOP participants. Shares allocated to ESOP participants are reported as of December 31, 2000. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to participant accounts. Participants are entitled to instruct the trustee as to the voting of shares allocated to their accounts. For each issue voted upon by the Company's stockholders, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same proportion as the trustee is instructed by participants to vote the allocated shares. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.

(2) As reported by Wellington Management Company, LLP ("Wellington") in a statement dated February 14, 2002 on Schedule 13G under the Securities and Exchange Act of 1934. Wellington reported shared voting power over 380,900 shares of common stock and shared dispositive power over all shares in its capacity as an investment advisor.

(3) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in afiduciar capacity, held by members of the individual's or group member's family, or held by trusts of which the individual or group member is a trustee or substantial beneficiary, with respect to which shares the individual or group member may be deemed to have sole or shared voting and/or investment powers. Included in the shares beneficially owned by the listed individuals are options to purchase shares of MUTUALFIRST common stock as follows:

      Mr. Davis - 8,000      Ms. Skinner - 8,000    Mr. Roberts - 58,000    Mr. Banks - 16,667
      Mr. Crull - 8,000      Mr. Dobrow - 8,000     Mr. Hughes - 8,000      Mr. Rosema - 8,000
      Mr. Dalton - 3,334     Mr. Marler - 15,913    Mr. McVicker - 20,774   Mr. Campbell - 16,667
      Mr. McArdle - 16,667   Mr. Selby - 16,667

(4) Includes 20,000 shares of common stock owned by the director's or executive officer's spouse.

(5)  Includes 500 shares of common stock owned by Mr. Hughes' spouse.

(6)  Includes 6,517 shares of common stock owned by Mr. Dalton's spouse.

(7)  Includes 10,000 shares of common stock owned by Mr. McVicker's spouse.

(8) This amount includes 230,023 shares of common stock subject to currently exercisable stock options held by directors and executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to report to the SEC their initial ownership of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

         To the Company's knowledge, based solely on its review of the copies of these reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2001, all
Section 16(a) filing requirements applicable to the Company's executive officers and directors during fiscal 2001were met except for the late filing of a Form 3 for Patrick C. Botts relating to Mr. Botts' designation as an executive officer on July 11, 2001.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

GENERAL

         The Company's Board of Directors consists of eleven directors divided into three classes. Directors in each class are elected to serve for three-year terms that expire in successive years. The term of one of the classes of the Company's directors will expire at the annual meeting.

NOMINEES

         The Company has nominated Linn A. Crull, Wilbur R. Davis, Steven L. Banks and Jon R. Marler for election as directors for three-year terms expiring at the annual meeting of stockholders to be held in 2005. Each nominee currently serves as a director of the Company and the Bank. The nominees have each consented to being named in this proxy statement and agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

         The affirmative vote of a plurality of the votes cast at the meeting is required to elect the four nominees as directors. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

         The following tables set forth, with respect to each nominee and each continuing director, his or her name and age, the year in which he or she first became a director of the Bank, and his or her principal occupation and business experience during the past five years. All the individuals listed below, except for directors Banks, Dalton, Marler and McVicker, have served as a director of the Company since its formation in 1999.

                NOMINEES FOR ELECTION AS DIRECTORS FOR THREE-YEAR
                    TERMS EXPIRING AT THE 2005 ANNUAL MEETING

    Director, Year First                     Principal Occupation and
  Became Director of Bank     Age               Business Experience
---------------------------  -----  --------------------------------------------

Linn A. Crull, 1997            46   Certified Public Accountant; member of the
                                    accounting firm of Whitinger & Company, LLC,
                                    Muncie, Indiana, since 1979.

Wilbur R. Davis, 1991          47   Chairman of the Boards of Directors of the
                                    Company and the Bank; President and
                                    co-founder of Ontario Systems Corporation, a computer software company located in Muncie, Indiana, since 1980.

Steven L. Banks, 2000          52   Senior Vice President of the Bank and Chief
                                    Operating Officer for Grant County; former
                                    President and Chief Executive Officer of
                                    Marion Capital and First Federal Savings
                                    Bank of Marion prior to its merger with
                                    MUTUALFIRST in December 2000; Mr. Banks
                                    served as President and Chief Executive
                                    Officer of Marion Capital since April 1999 and as a director of Marion Capital since
                                    April 1996.

Jon R. Marler, 2000            51   President and owner of Carico Systems since
                                    1999, a distributor of heavy duty wire
                                    containers and material handling carts in Fort Wayne, Indiana; Mr. Marler is also
                                    Senior Vice President of Ralph M. Williams and Associates a real estate developer located in Marion, Indiana, since 1987; Mr.
                                    Marler was a director of Marion Capital
                                    Holdings, Inc., which merged with
                                    MUTUALFIRST in December 2000.

                         DIRECTORS CONTINUING IN OFFICE

    Director, Year First                     Principal Occupation and
  Became Director of Bank     Age               Business Experience
---------------------------  -----  --------------------------------------------

                    TERMS EXPIRING AT THE 2003 ANNUAL MEETING

William V. Hughes, 1999        54   Partner in the law firm of Beasley &
                                    Gilkison, L.L.P., Muncie, Indiana, since
                                    1977, which serves as general counsel to the Bank; advisory director to the Bank from January 1995 to April 1999.

R. Donn Roberts, 1985          63   President and Chief Executive Officer of the
                                    Company since its formation in 1999, and President and Chief Executive Officer of the
                                    Bank since 1985. Employed by the Bank in various other capacities since 1965.

James D. Rosema, 1998          55   President of Rosema Corporation since 1972,
                                    an interior finishing company located in Muncie and Fort Wayne, Indiana.

Jerry D. McVicker, 2000        56   Director of Operations for Marion Community
                                    Schools since 1996; Mr. McVicker served as a director of Marion Capital Holdings, Inc., which merged with MUTUALFIRST in December
                                    2000.

                    TERMS EXPIRING AT THE 2004 ANNUAL MEETING

Edward J. Dobrow, 1988         54   President and owner of D&M Leasing since
                                    September 2001, a property development
                                    company located in Muncie, Indiana; Mr.
                                    Dobrow was the president and owner of Dobrow
                                    Industries form 1981 to September 2001, a scrap metal processing company located in Muncie, Indiana.

Julie A. Skinner, 1986         61   Vice Chairman of the Boards of Directors of
                                    the Company and the Bank; civic leader;
                                    co-founder of Muncie Children's Museum;
                                    member of Community Foundation Board; active in many other civic organizations.

John M. Dalton, 2000           67   Former Chairman of Marion Capital Holdings,
                                    Inc., which merged with MUTUALFIRST in
                                    December 2000. Prior to becoming chairman, Mr. Dalton served as President and Chief
                                    Executive Officer of Marion Capital and
                                    First Federal Savings Bank of Marion from
                                    March 1996 to March 1999.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         BOARD AND COMMITTEE MEETINGS OF THE COMPANY. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Company's Board of Directors held eleven meetings and one special meeting during fiscal 2001, all directors of the Company attended more than 75% of the aggregate of the total number of board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. The Board of Directors of the Company has standing Audit/Compliance, Compensation, Finance and Nominating Committees.

         The Company's Audit/Compliance Committee operates under a written charter adopted by the full Board of Directors. The Audit/Compliance Committee is comprised of Directors Crull (Chairman), Davis, Dobrow, McVicker, Rosema, Marler and Skinner all of whom are "independent directors" as defined under the Nasdaq Stock Market rules. This committee is responsible for the review of the Company's annual audit report prepared by our independent auditors. The functions of the Audit/Compliance Committee include:

         * reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

         * ascertaining the existence of effective accounting and internal control systems; and

         * overseeing the entire audit function, both internal and independent.

         In fiscal 2001, this committee met four times.

         The Compensation Committee is currently comprised of Directors McVicker (Chairman), Davis, Rosema, Crull and Marler. This committee administers the Company's 2000 Stock Option and Incentive Plan and the 2000 Recognition and Retention Plan and reviews overall compensation policies for the Company. Since the Company does not pay any salaries to its officers or employees, all compensation matters, except for stock-based compensation awards, are addressed by Mutual Federal Savings Bank's Board of Directors Compensation Committee. The Company's Compensation Committee met four times during fiscal 2001.

         The Finance Committee is comprised of the full board of directors, with Director Dobrow as chairman. The Finance Committee meets on an as needed basis and deals with large financial transactions such as mergers and acquisitions. This committee did not meet in fiscal 2001.

         The Nominating Committee is composed of Directors Skinner (Chairperson), Roberts, Rosema, Dobrow and Marler. The committee is primarily responsible for selecting nominees for election to the board. The Nominating Committee generally meets once per year to make nominations. While the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations.

         BOARD AND COMMITTEE MEETINGS OF THE BANK. The Bank's Board of Directors generally meets monthly. The Bank's Board of Directors met 17 times during fiscal 2001, including one special meeting. No director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served during fiscal 2001.

         The Bank has standing Audit/Compliance, Compensation, Finance and Nominating Committees.

         The Audit/Compliance Committee is comprised of Directors Crull (Chairman), Davis, Dobrow, Marler, McVicker, Rosema and Skinner. The Audit/Compliance Committee meets quarterly or more often, as needed. The Audit/Compliance Committee recommends the Bank's independent auditors and reviews the audit report prepared by the independent auditors. This committee met four times in fiscal 2001.

         The Bank's Compensation Committee is responsible for reviewing all issues pertaining to compensation and for recommending all changes to employee benefit plans. The Compensation Committee, which has the identical make-up as the Company's Compensation Committee, met four times during fiscal year 2001.

         The Finance Committee is comprised of the full board of directors, with Director Dobrow as chairman. The Finance Committee meets quarterly or more often as needed. The Finance Committee deals with large financial transactions such as mergers and acquisitions. This committee met five times in fiscal 2001.

         The Nominating Committee is composed of Directors Skinner (Chairperson), Roberts, Rosema, Dobrow and Marler. The committee is primarily responsible for selecting nominees for election to the board. The Nominating Committee generally meets once per year to make nominations.

DIRECTORS' COMPENSATION

         Each director of the Company also is a director of the Bank. For fiscal 2001, for serving on the Bank's Board of Directors, each director received an annual fee of $23,200. Directors Roberts and Banks were not compensated for their service as directors of the Bank. In addition to the annual director fee, Mr. Davis, the chairman of the Board of Directors of the Bank, receives $5,000 per year for serving as chairman. Directors are not compensated for their service on the Company's Board of Directors.

         The Bank maintains deferred compensation arrangements with some directors which allows them to defer all or a portion of their board fees and receive income when they are no longer active directors. Deferred amounts earn interest at the rate of 10% per year.

CERTAIN BUSINESS RELATIONSHIPS

         Director Hughes is a partner in the law firm of Beasley & Gilkison L.L.P. The firm receives a retainer fee to serve as general counsel to the Bank on real estate and litigation matters. Mr. Hughes' firm received $66,479 for professional services rendered to the Bank during the year ended December 31, 2001.

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation paid by Mutual Federal Savings Bank to the President and Chief Executive Officer of the Company and Mutual Federal Savings Bank and the four other most highly compensated executive officers whose salary and bonus during the fiscal year ended December 31, 2001 exceeded $100,000. We will use the term "named executive officer" from time-to-time in this proxy statement to refer to the officers listed in the table below.

                                                                                      Long Term
                                                  Annual Compensation             Compensation Awards
                                            ----------------------------------   ---------------------
                                                                      Other      Restricted
                                                                     Annual         Stock                  All Other
                                   Fiscal                         Compensation      Award      Options      Compen-
  Name and Principal Position       Year     Salary     Bonus        ($)(1)          ($)         (#)        sation
-------------------------------    ------   --------   --------   ------------   ----------   ---------   -----------
R. Donn Roberts, PRESIDENT AND      2001    $278,000   $101,231        ---       $841,000(2)    87,000    $140,059(6)
CHIEF EXECUTIVE OFFICER             2000     258,000     58,824        ---          ---          ---       149,560(7)
                                    1999     238,000     67,459        ---          ---          ---       130,422

Stephen L. Banks, SENIOR VICE       2001    $218,200    $33,120        ---       $130,500(3)    25,000    $157,918(6)
PRESIDENT AND CHIEF OPERATING       2000      16,458     27,000        ---          ---          ---         ---
OFFICER, GRANT COUNTY               1999         ---        ---        ---          ---          ---         ---

Steven R. Campbell, SENIOR VICE     2001    $124,000    $43,245        ---       $152,250(4)    25,000     $52,360(6)
PRESIDENT, CORPORATE PRODUCTS       2000     114,500     21,618        ---          ---          ---        45,503(7)
AND SERVICES DIVISION               1999     107,500     26,870        ---          ---          ---        49,815

Timothy J. McArdle, SENIOR VICE     2001    $125,000    $37,931        ---       $152,250(5)    25,000     $29,676(6)
PRESIDENT AND TREASURER             2000     110,000     16,478        ---          ---          ---        26,280(7)
                                    1999     101,500     26,024        ---          ---          ---        33,322

Stephen C. Selby, SENIOR VICE       2001    $115,000    $37,933        ---       $152,250(4)    25,000     $28,513(6)
PRESIDENT, OPERATIONS               2000     103,000     23,515        ---          ---          ---        24,273(7)
DIVISION                            1999      97,000     22,077        ---          ---          ---        30,489

-----------------
(1) The Bank provides certain senior officers with automobile expenses and club membership dues. This amount does not include personal benefits or perquisites which did not exceed the lesser of $50,000 or 10% of the named individual's salary and bonus.

(2) Represents the aggregate dollar value on the date of grant of the 58,000 shares of MUTUALFIRST Financial's common stock awarded to R. Donn Roberts under the 2000 Recognition and Retention Plan. The restricted stock award vests in three equal annual installments with the first installment of the award vesting on March 20, 2001, and the remaining shares vesting one-third annually on March 20, 2002 and 2003, subject to Mr. Roberts' continued employment with the Company. Mr. Roberts is entitled to receive all dividends paid on the restricted shares. At December 31, 2001, the aggregate dollar value of the remaining 38,667 shares subject to restriction was $583,872.

(3) Represents the aggregate dollar value on the date of grant of the 9,000 shares of MUTUALFIRST Financial's common stock awarded to Stephen L. Banks under the 2000 Recognition and Retention Plan. The restricted stock award vests in three equal annual installments with the first installment of the award vesting on March 20, 2001, and the remaining shares vesting one-third annually on March 20, 2002 and 2003, subject to Mr. Banks' continued employment with the Company. Mr. Banks is entitled to receive all dividends paid on the restricted shares. At December 31, 2001, the aggregate dollar value oth remaining 6,000 shares subject to restriction was $90,600.

(4) Represents the aggregate dollar value on the date of grant of the 10,500 shares of MUTUALFIRST Financial's common stock awarded to each of Messrs. Campbell and Selby under the 2000 Recognition and Retention Plan. The restricted stock award vests in five equal annual installments with the first installment of the award vesting on March 20, 2001, and the remaining shares vesting 20% annually on March 20 of each succeeding year through 2005, subject to Mr. Campbell's and Mr. Selby's continued employment with the Company. Mr. Campbell and Mr. Selby are both entitled to receive all dividends paid on the restricted shares. At December 31, 2001, the aggregate dollar value of the remaining 8,400 shares subject to restriction was $126,840 for each officer.

(5) Represents the aggregate dollar value on the date of grant of the 10,500 shares of MUTUALFIRST Financial's common stock awarded to Timothy J. McArdle under the 2000 Recognition and Retention Plan. The restricted stock award vests in three equal annual installments, with the first installment of the award vesting on March 20, 2001, and the remaining shares vesting one-third annually on each succeeding March 20, subject to Mr. McArdle's continued employment with the Company. Mr. McArdle is entitled to receive all dividends paid on the restricted shares. At December 31, 2001, the aggregate dollar value of the remaining 7,000 shares subject to restriction was $105,700.

(6) Represents (i) amounts accrued under the Bank's Supplemental Executive Retirement Plan, (ii) matching contributions by the Bank under the Executive Deferral Program (except for Mr. Roberts) and earnings on amounts held in the plan, (iii) contributions by the Bank under its 401(k) plan, and (iv) term life insurance premiums paid by the Bank on behalf of the officers, as follows: $117,686, $14,504, $5,400 and $2,469 for Mr. Roberts; $150,582, $0, $5,400 and $1,936 for Mr. Banks;
         $31,169, $15,421, $4,669 and $1,101 for Mr. Campbell; $12,058, $11,964,
         $4,544 and $1,110 for Mr. McArdle; and $10,628,

         $12,409, $4,455 and $1,021 for Mr. Selby. Each of the named executive officers is also entitled to an allocation under the ESOP for fiscal 2001. The exact amount of these allocations was not known when this proxy was prepared.

(7) This amount does not reflect the allocation made under the ESOP for fiscal 2000 of $18,238 for Mr. Roberts, $15,265 for Mr. Campbell, $14,642 for Mr. McArdle, and $13,505 for Mr. Selby.


         The following table sets forth information regarding grants of stock options made under the Company's 2000 Stock Option and Incentive Plan during fiscal year 2001 to the named executive officers. Each of the named executive officers, except for Mr. Roberts, were granted incentive stock options, which expire ten years from the date of grant, and non-qualified stock options, which expire fifteen years from the date of grant. The amounts shown for the named executive officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the full (i) ten-year term of the options, which would result in stock prices of approximately $23.62 and $37.61, respectively, and (ii) fifteen-year term of the options, which would result in stock prices of approximately $30.14 and $60.57, respectively, for options with an exercise price of $14.50. The potential realized values shown for Mr. Roberts is over the full fifteen year term of the options granted to him. No gain to the optionees is possible without an increase in stock price, which benefits all stockholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on option exercise and common stock holdings depend upon the future performance of MUTUALFIRST Financial's common stock and overall stock market conditions.


                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------

                                  Individual Grants
-------------------------------------------------------------------------------------------
                                                                                                  POTENTIAL REALIZED VALUE
                                      NUMBER OF                                                   AT ASSUMED ANNUAL RATES
                                     SECURITIES      % OF TOTAL                                        OF STOCK PRICE
                                     UNDERLYING     OPTIONS/SARs    EXERCISE                      APPRECIATION FOR OPTION
                                      OPTIONS/       GRANTED TO     OR BASE                                 TERM
                                        SARs         EMPLOYEES       PRICE      EXPIRATION      ----------------------------
            NAME                    GRANTED (#)   IN FISCAL YEAR    ($/SH)         DATE              5%             10%
-------------------------------    -------------  --------------   ---------   ------------     ----------       -----------
R. Donn Roberts, PRESIDENT AND        87,000           17.16%        $14.50      01/12/2016     $1,360,680       $4,008,090
CHIEF EXECUTIVE OFFICER

Stephen L. Banks, SENIOR VICE         20,688            4.08%        $14.50      01/12/2011     $  188,675       $  478,100
PRESIDENT AND CHIEF OPERATING          4,312            0.85%         14.50      01/12/2016         67,440          198,654
OFFICER, GRANT COUNTY

Steven R. Campbell, SENIOR VICE       20,688            4.08%        $14.50      01/12/2011     $  188,675       $  478,100
PRESIDENT, CORPORATE PRODUCTS          4,312            0.85%         14.50      01/12/2016         67,440          198,654
AND SERVICES DIVISION

Timothy J. McArdle, SENIOR VICE       20,688            4.08%        $14.50      01/12/2011     $  188,675       $  478,100
PRESIDENT AND TREASURER                4,312            0.85%         14.50      01/12/2016         67,440          198,654

Stephen C. Selby, SENIOR VICE         20,688            4.08%        $14.50      01/12/2011     $  188,675       $  478,100
PRESIDENT, OPERATIONS                  4,312            0.85%         14.50      01/12/2016         67,440          198,654
DIVISION

OPTION EXERCISE TABLE

         The following table sets forth the number and value of unexercised stock options held by the named executive officers. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 2001, the last trading day in fiscal 2001. On that date, the price was $15.10 per share, based on the closing price of the Company's common stock as reported on the Nasdaq Stock Market. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. Actual gains, if any, on exercise will depend on the value of MUTUALFIRST Financial common stock on the date of exercise. No stock options were exercised by the named executive officers during the fiscal year ended December 31, 2001.

-------------------------------------------------------------------------------------------------------------------------------
                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              VALUE OF
                                                                        NUMBER OF SECURITIES                UNEXERCISED
                                                                       UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                           OPTIONS/SARS AT                 OPTIONS/SARS AT
                                                                             FY-END (#)                      FY-END ($)
                                                                    ---------------------------     ---------------------------
                                            SHARES
                                           ACQUIRED
                                              ON        VALUE
                                           EXERCISE    REALIZED
                NAME                         (#)          ($)       EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------------
R. Donn Roberts, PRESIDENT AND               ---         $---          29,000        58,000           $17,400        $34,800
CHIEF EXECUTIVE OFFICER

Stephen L. Banks, SENIOR VICE                ---         $---          8,334         16,666           $ 5,000        $10,000
PRESIDENT AND CHIEF OPERATING OFFICER,
GRANT COUNTY

Steven R. Campbell, SENIOR VICE              ---         $---          8,334         16,666           $ 5,000        $10,000
PRESIDENT, CORPORATE PRODUCTS AND
SERVICES

Timothy J. McArdle, SENIOR VICE              ---         $---          8,334         16,666           $ 5,000        $10,000
PRESIDENT AND TREASURER

Stephen C. Selby, SENIOR VICE                ---         $---          8,334         16,666           $ 5,000        $10,000
PRESIDENT, OPERATIONS
DIVISION
-------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

         The Bank maintains a non-qualified supplemental executive retirement program for the benefit of certain senior executives, including those named in the summary compensation table above. The payments under this program are funded by life insurance contracts which have been purchased by the Bank. The Bank provides for monthly accruals of specified amounts necessary to meet future benefit obligations for each executive. Accruals for 2001 are shown in footnote
(6) to the summary compensation table. Benefits are payable in monthly installments for a period of time upon the executive's retirement, death, voluntary resignation, or termination by the Bank without cause. If the employment of a participant is terminated as a result of a change in control of the Bank, the Bank must pay to the participant in a lump sum in cash the present value of the amount of all remaining contributions that would have been made if the participant continued with the Bank until retirement age. If the officers named in the compensation table had been terminated as a result of a change in control of the Bank as of December 31, 2001, the Bank would have been required to pay $618,170, $995,487, $273,963, $232,492 and $127,413 to Messrs. Roberts,
Banks, Campbell, McArdle and Selby, respectively.

EXECUTIVE DEFERRAL PROGRAM

         The Bank also maintains an executive deferral program for the benefit of certain senior executives, including those named in the summary compensation table. The program allows an additional opportunity for key executives to defer a portion of their income into a non-qualified deferral program to supplement their retirement earnings. For each participant, other than Mr. Roberts, the Bank matches $.50 for every dollar deferred, up to a specified amount, providing for a benefit up to 10% of the participant's anticipated salary at retirement age. Earnings on all funds in this program, including funds held for Mr. Roberts, are paid at a rate of 10%. The Bank's 2001 matching contributions for Messrs. Campbell, McArdle and Selby and earnings for fiscal 2001 on funds in the program held for Messrs. Roberts, Campbell, McArdle and Selby are shown in footnote (6) to the summary compensation table.

EMPLOYMENT AGREEMENTS

         The Bank has entered into three-year employment agreements with Messrs. Roberts, Banks and McArdle. The employment agreements provide for minimum base salaries of $258,000, 218,200 and $110,000, respectively, and for equitable participation in discretionary bonuses awarded to executive employees and in the Bank's other employee benefit plans. Each agreement provides that the executive's employment may be terminated by the Bank or by the executive at any time, and also provides for termination upon the occurrence of certain events specified by federal regulations. If, other than in connection with or within 12 months after a change in control of the Company or the Bank, the executive's employment is terminated by the Bank without cause or by the executive following a material reduction of his duties and responsibilities, the Bank will be required to pay to the executive his then current salary and continue to provide to the executive his employee benefits for the remaining term of the agreement.

         Each employment agreement provides for a lump sum severance payment and continuation of health benefits for the remaining term of the agreement if, in connection with or within 12 months after a change in control of the Company or the Bank, the executive's employment is terminated by the Bank without cause or by the executive following a material reduction of his duties and responsibilities. The maximum value of the change in control severance payment under each employment agreement is 2.99 times the executive's average annual W-2 compensation during the five calendar year period prior to the effective date of the change in control (base amount). Assuming that a change in control had occurred as of December 31, 2001, Messrs. Roberts, Banks and McArdle would be entitled to severance payments of approximately $1.25 million, $1.88 million and $380,000, respectively. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are conditioned upon a change in control. Individuals receiving parachute payments in excess of three times their base amount are subject to a 20% excise tax on the amount of the excess payments. If excess parachute payments are made, the Company and the Bank would not be entitled to deduct the amount of the excess payments. Each employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         THE INFORMATION CONTAINED IN THIS REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT MUTUALFIRST FINANCIAL SPECIFICALLY INCORPORATES IT BY REFERENCE IN SUCH FILING.

         The Board of Directors of MUTUALFIRST Financial has furnished the following report on executive compensation:

         Mutual Federal Savings Bank's executive compensation programs are administered by the Board of Director's Compensation Committee ("Committee"), which is comprised of five non-employee directors. The Committee determines and maintains the Bank's executive compensation policies and objectives and reviews and approves all issues pertaining to executive compensation. In addition, the Committee administers the Company's Stock Option and Incentive Plan and the Recognition and Retention Plan. The objective of the Bank's three compensation programs (base salary, short-term incentive bonuses and long-term incentives) is to provide compensation which enables Mutual Federal Savings Bank to attract, motivate and retain talented and dedicated executives, orient its executives toward the achievement of business goals, and link the compensation of its executives to the Company's success.

BASE SALARY

         A base salary is established for each executive to reflect the potential contribution of the executive to the achievement of the Bank's business objectives and to be competitive with base salaries paid by other institutions. In determining salaries for fiscal 2001, the committee reviewed several independent surveys, including the America's Community Bankers' Salary Survey, the Bank Administration Institute Cash Compensation Survey and the Indiana Bankers' Association Executive Compensation Survey. This review enabled the committee to compare the Bank's compensation with that of other financial institutions of similar size. The committee also is cognizant of the salaries paid by other non-financial institution companies in the Bank's market area with which it believes the Bank competes for executives.

         Through its merit increase planning guide, the Bank increases salaries based upon competitive market needs, the Bank's past and expected financial performance and the individual employee's performance.

ANNUAL INCENTIVE BONUS

         All officers of the Bank, including the executive officers named in the summary compensation table, are eligible to participate in bonuses awarded at the discretion of the Bank's Board of Directors. Bonuses for fiscal 2001 awarded to Messrs. Roberts, Banks, Campbell, McArdle and Selby are set forth in the summary compensation table. Bonus amounts are based on a calculation of increased earnings over an expected minimum level of performance. Performance is measured by key performance indicators which represent the achievement of growth, profit, quality and productivity objectives.

LONG TERM INCENTIVES

         In December 2000, stockholders of MUTUALFIRST approved the 2000 Stock Option and Incentive Plan and the 2000 Recognition and Retention Plan. These plans became effective on December 29, 2000. The Committee administers these two long-term incentive stock plans, determines employee eligibility and grants share awards. Generally, both options and restricted stock awards vest in equal annual installments over a period of three to five years.

         The purpose of the stock option plan is to promote the long-term success of the Company and increase stockholder value by:

         *        attracting and retaining key employees and directors; and

         * encouraging directors and key employees to focus on long-range objectives.

         The recognition and retention plan is a stock-based compensation plan designed to:

         * provide directors, advisory directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company; and

         * reward directors, advisory directors, officers and employees for service.

Awards made under the respective plans in fiscal 2001 to Messrs. Roberts, Banks, Campbell, McArdle and Selby are set forth in the summary compensation table. The awarding of options under the stock option plan and the awarding of restricted stock under the recognition and retention plan is totally discretionary and all awards are based on an assessment of the participant's position, years of service, and contribution to the success and growth of the Company. The Board of Directors believes that both plans link the interests of directors, officers and employees directly to the interests of the stockholders, since the ultimate value of the compensation received under the respective plans is dependent on the stock price.

CHIEF EXECUTIVE OFFICER

         R. Donn Roberts has served as the Chief Executive Officer of the Bank since 1985. His base salary and bonus are established annually based on the information discussed above. Specific corporate performance goals have not been used by the committee in determining Mr. Roberts' base salary. Mr. Roberts' base salary for fiscal 2001 was increased by $20,000 from his salary for fiscal 2000, and he received an annual bonus for fiscal 2001 of $101,231. Factors considered in raising Mr. Roberts' base salary and the award of his 2001 bonus included his continuing leadership of a public company in a highly competitive banking environment, the implementation of the Bank's strategic plan for growth through acquisitions and through internal growth, including his guidance in integrating Marion Capital Holdings' personnel and operations after our merger with Marion Capital, and for providing focus to the various needs of the Bank's various stakeholders, i.e. stockholders, employees and customers. Under the long-term incentive stock plans, Mr. Roberts was vested in 29,000 stock options and 19,334 restricted shares in fiscal 2001.

         The foregoing report is furnished by the Compensation Committee of the Board of Directors.

                          JERRY D. MCVICKER (CHAIRMAN)
                                 WILBUR R. DAVIS
                                 JAMES D. ROSEMA
                                  LINN A. CRULL
                                  JON R. MARLER

LOANS AND OTHER TRANSACTIONS WITH OFFICERS AND DIRECTORS

         The Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to all directors and executive officers and their associates totaled approximately $1,727,120 at December 31, 2001, which was approximately 1.57% of the Company's consolidated stockholders' equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2001.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

         THE FOLLOWING REPORT OF THE AUDIT/COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT MUTUALFIRST FINANCIAL SPECIFICALLY INCORPORATES THIS REPORT THEREIN, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         MEMBERSHIP AND ROLE OF THE AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee of MUTUALFIRST Financial, Inc. is comprised of the undersigned directors, each of whom is independent as defined under the National Association of Securities Dealers' listing standards. The Audit and Compliance Committee's responsibilities are described in a written charter adopted by the Board of Directors.

         REVIEW OF THE AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001. The Committee has reviewed and discussed the audited financial statements of MUTUALFIRST Financial, Inc. for the fiscal year ended December 31, 2001 with management.

         We have discussed with BKD, LLP, the independent public accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosures and the letter from BKD, LLP required by Independence Standard No. 1, INDEPENDENCE DISCUSSION WITH AUDIT COMMITTEES, as amended by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the review and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

         The foregoing report is furnished by the Audit and Compliance
Committee:

                             LINN A. CRULL, CHAIRMAN
                                 WILBUR R. DAVIS
                                EDWARD J. DOBROW
                                JERRY D. MCVICKER
                                 JAMES D. ROSEMA
                                JULIE A. SKINNER
                                   JON MARLER

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         The line graph below compares the cumulative total shareholder return for the Company's common stock to the cumulative total return of a broad index of the Nasdaq Stock Market and a savings and loan industry index for the period December 30, 1999 through December 31, 2001 (MUTUALFIRST Financial, Inc. became a public company on December 29, 1999). The information presented below assumes $100 was invested on December 30, 1999 in the Company's common stock and in each of the indices and assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

                             Cumulative Total Return
                       AMONG MUTUALFIRST FINANCIAL, INC.,
                  NASDAQ MARKET INDEX AND SAVINGS & LOAN INDEX

                                  [LINE GRAPH]



                               12/30/99    12/31/99    12/29/00    12/31/01
                               --------    --------    --------    --------
MUTUALFIRST Financial, Inc.      100.00      101.30      157.05      164.35
S&L Index                        100.00      100.00      161.25      172.33
Nasdaq Market Index              100.00      100.00       62.85       50.10

                             PROPOSAL 2 -- AUDITORS

APPOINTMENT OF INDEPENDENT AUDITORS

During fiscal 2001, BKD, LLP provided various audit, audit related and non-audit services to the Company as follows:

a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2001 annual financial statements and review of financial statements in the Company's Quarterly Reports on Form 10-Q were $75,250.

b)       Financial Information Systems Design and Implementation Fees: None.

c) All Other Fees: Primarily consisting of tax and loan review services, $78,431.

The Audit and Compliance Committee of the Board has considered whether the services provided as described in sections (b) and (c) above is compatible with maintaining BKD, LLP's independence.

         The Board of Directors has renewed the Company's arrangement for BKD, LLP to be its independent auditors for the fiscal year ending December 31, 2002, subject to the ratification of the appointment by stockholders at the annual meeting. A representative of BKD, LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.


                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.


                             ADDITIONAL INFORMATION

PROXY SOLICITATION COSTS

         The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         If you intend to present a stockholder proposal at next year's annual meeting, your proposal must be received by the Company at its executive offices, located at 110 E. Charles Street, Muncie, Indiana 47305-2400, no later than November 28, 2002 to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company's articles of incorporation and bylaws and Maryland law.

         To be considered for presentation at the 2002 annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, stockholder proposals must be received by the Company no later than January 31, 2003 and no earlier than January 2, 2003. If, however, the date of the next annual meeting is before April 1, 2003 or after June 27, 2003, proposals must instead be received by the Company no earlier than the 120th day prior to the date of the next annual meeting and no later than the 90th day before the meeting or the tenth day after the day on which notice of the date of the meeting is mailed or public announcement of the date of the meeting is first made.

REVOCABLE PROXY

                           MUTUALFIRST FINANCIAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 1, 2002


         The undersigned hereby appoints the members of the Board of Directors of MUTUALFIRST Financial, Inc. and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of MUTUALFIRST Financial, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on May 1, 2002 at the main office of the Company located at 110 E. Charles Street, Muncie, Indiana at 3:00 p.m. local time, and at any and all adjournments or postponements thereof.




Proposal I.           The election of LINN A. CRULL, WILBUR R.
                      DAVIS, STEVEN L. BANKS and JON R. MARLER as directors each to serve for a term of three years.

                                  WITH-         FOR ALL
                      FOR         HOLD          EXCEPT
                      [ ]         [ ]             [ ]



INSTRUCTIONS: TO WITHHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE MARK THE BOX "FOR ALL EXCEPT" WITH AN "X" AND WRITE THE NAME OF THE NOMINEE ON THE LINE PROVIDED BELOW FOR WHOM YOU WISH TO WITHHOLD YOUR VOTE.

------------------------------------------------------------------------------


         Should a director nominee be unable to serve as a director, an event that MUTUALFIRST Financial, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.



Proposal II.          The ratification of the appointment of BKD,
                      LLP as MUTUALFIRST Financial, Inc.'s
                      independent auditors for the fiscal year ending December 31, 2002.

                      [ ] FOR         [ ] AGAINST            [ ] ABSTAIN


              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH
                         OF THE ABOVE LISTED PROPOSALS.



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         This proxy may be revoked at any time before it is voted by delivering to the Secretary of MUTUALFIRST Financial, Inc., on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of MUTUALFIRST Financial, Inc.'s common stock, or by attending the meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from MUTUALFIRST Financial, Inc. prior to the execution of this Proxy, of Notice of the Annual Meeting of Stockholders, a Proxy Statement dated March 29, 2002 and MUTUALFIRST Financial, Inc.' s Annual Report to Stockholders for the fiscal year ended December 31, 2001.


                  Dated:
                         ------------------------------



                  -------------------------            -------------------------
                  PRINT NAME OF SHAREHOLDER            PRINT NAME OF SHAREHOLDER



                  -------------------------            -------------------------
                  SIGNATURE OF SHAREHOLDER             SIGNATURE OF SHAREHOLDER

                  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.


                  -----------------------------------------------------------
                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                               THE ENCLOSED POSTAGE-PAID ENVELOPE
                  -----------------------------------------------------------